UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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SmartFinancial, Inc.

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SmartFinancial

SMARTFINANCIAL, INC.
5401 KINGSTON PIKE, SUITE 600
KNOXVLLE, TN 37919

Your **Vote** Counts!

SMARTFINANCIAL, INC.

2024 Annual Meeting

Vote by May 22, 2024
11:59 PM ET

You invested in SMARTFINANCIAL, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 23, 2024.**

Get informed before you vote

View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 09, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 23, 2024
2:30 PM EDT

SmartBank Office
5401 Kingston Pike Suite 600
Knoxville, TN 37919

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01 Cathy G. Ackermann 02 Victor L. Barrett 03 William Y. Carroll, Jr. 04 William Y. Carroll, Sr. 05 Ted C. Miller 06 David A. Ogle 07 John M. Presley 08 Steven B. Tucker 09 Wesley M. Welborn 10 Keith E. Whaley, O.D 11 Geoffrey A. Wolpert	For
2. To ratify the appointment of FORVIS, LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2024.	For
3. To approve, on a non-binding advisory basis, the compensation of SmartFinancial's named executive officers as listed in these proxy materials.	For

NOTE: To consider any other business as may properly come before the meeting or any adjournment of the annual meeting.

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